Marketable Securities - Summary of Fair Value of Available-for-Sale Securities By Contractual Maturity (Details) - IKENA ONCOLOGY INC - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Due in one year or less	$ 21,706	$ 70,636
Due after one year through two years	15,646	14,357
Total	$ 37,352	$ 84,993	$ 55,571